LOSSES PER SHARE (Schedule of Computation of Basic and Diluted Losses Per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Numerator:
Net loss for basic and diluted loss per share	$ (34,203)	$ (29,698)	$ (27,337)
Denominator:
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	84,203,971	79,591,187	63,636,673
Basic and diluted earnings per ordinary share	$ (0.41)	$ (0.37)	$ (0.43)